The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY "***".
Amendment #16
to the Yahoo Publisher Network Contract #1-19868214
Effective Date: April 24, 2009, as amended (“Original Agreement”)

THIS AMENDMENT #16 to the Original Agreement (“Amendment #16”) is by and between Inuvo, Inc. (“Publisher”), on the one hand, and Oath Holdings Inc., Yahoo! Singapore Digital Marketing Pte. Ltd., and Oath (EMEA) Limited (collectively, “Yahoo”), on the other hand, and is made effective as of the latter date of Yahoo’s or Publisher’s signature below (the “Amendment #16 Effective Date”). All capitalized terms not defined herein shall have the meanings assigned to them in the Original Agreement.

In consideration of mutual covenants and conditions, the receipt and sufficiency of which are hereby acknowledged, Publisher and Yahoo hereby agree as follows:

1. The Term of the Original Agreement is extended by replacing the prior “End Date” of “November 30, 2018” with “November 30, 2020.” Thereafter, the Term will automatically renew for additional 1-year periods unless either party gives notice of non-renewal at least 90-days before the expiration of the then current term. Notwithstanding the foregoing, either Party may terminate this Agreement effective November 30, 2019 (the “Early Termination Date”) by delivering written notice of termination at least 90 days prior to the Early Termination Date.

2. The following is added at the end of the Section entitled “Implementations on Publisher’s Offerings” on the Cover Page of the Original Agreement:

***

3. The following is added to the end of the Section entitled “Implementation” on the Cover Page of the Original Agreement:

“• ***

4. The three charts set forth in the Section entitled “Compensation” on the Cover Page of the Original Agreement are deleted in their entirety and replaced with the following chart:

***

For the avoidance of doubt, the last three (3) paragraphs in the Section entitled “Compensation” on the Cover Page of the Original Agreement, as added by Amendment #12, (i.e., the first of such paragraphs beginning with “*In the event (i) ***….”) remain unchanged and continue in full force and effect in accordance with their terms.

5. Attachment A (Implementation Requirements) to the Original Agreement is amended to add the following new Section as Section H:

“H. Additional Requirements for ***

***

6. Attachment A to the Original Agreement is amended to incorporate the mockups set forth in Exhibit A attached hereto.

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY "***".
7. Section 2 of Attachment C (***) to the Original Agreement is amended such that the following is added thereto:

***

8. Section 2 of Attachment F (***) to the Original Agreement is amended such that the following is added thereto:

***
***

9. Attachment F to the Original Agreement is amended such that the following is added thereto:

***
10. Section 29 of Attachment B (Terms and Conditions) to the Original Agreement is amended such that the following new definitions are added thereto:

“Approved Placements: ***, each as pre-approved by Yahoo in its sole discretion and notified to Publisher.
***.
***.
***.
***.
***.
11. The definitions of “Links” and “Query” in Section 29 of Attachment B to the Original Agreement are amended and restated to read as follows (changes in italics), respectively.

“Links: Search Box, Hyperlinks, *** and Ad Code, to the extent included in the Cover Page.
Query: a search query initiated from the Search Box, *** or Hyperlink, or a request for Matched Ads initiated by the Ad Code on an Ad Page.”

12. Except as expressly set forth herein, the Original Agreement will remain in full force and effect in accordance with its terms.

13. In the event of a conflict between any of the terms and conditions of the Original Agreement and the terms and conditions of this Amendment #16, the terms and conditions of this Amendment #16 shall govern.

14. This Amendment #16 may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument. An electronically transmitted signature via pdf or facsimile shall be deemed the equivalent to an original ink signature.
[Signature Page Follows]

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY "***".

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to enter into this Amendment #16 effective as of the Amendment #16 Effective Date.

INUVO, INC.	OATH HOLDINGS INC.

By:/s/Richard Howe	By: /s/ Timothy Lemmon

Name: Richard Howe	Name: Timothy Lemmon

Title: CEO	Title: Executive Vice President

Date: 8/24/18	Date: 8/28/2018 7:24:26 AM PDT

OATH (EMEA) LIMITED

By: /s/ Gaetano Ceraloi

Name: Gaetano Ceraloi

Title: Director

Date: 28/08/2018

YAHOO! SINGAPORE DIGITAL MARKETING PTE. LTD.

By: /s/ Margaret Chang

Name: Margaret Chang

Title: Senior Director

Date: 28 August 2018

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY "***".

Exhibit A

***

***